                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22
            REPORT OF INDEPENDENT AUDITORS      25
                DIVIDEND REINVESTMENT PLAN      26
    TRUST OFFICERS AND IMPORTANT ADDRESSES      28
              RESULTS OF SHAREHOLDER VOTES      29

Our generations
of money-
management
experience
may help you pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

------------------------------------------------------------------------
AMEX Ticker Symbol                                              VKL
------------------------------------------------------------------------
One-year total return based on market price(1)                7.56%
------------------------------------------------------------------------
One-year total return based on NAV(2)                         9.80%
------------------------------------------------------------------------
Distribution rate as a % of closing common stock price(3)     6.70%
------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.47%
------------------------------------------------------------------------
Net asset value                                              $12.95
------------------------------------------------------------------------
Closing common stock price                                  $10.750
------------------------------------------------------------------------
One-year high common stock price (01/24/00)                 $11.875
------------------------------------------------------------------------
One-year low common stock price (03/10/00)                  $10.000
------------------------------------------------------------------------
Preferred share (Series A) rate(5)                           3.830%
------------------------------------------------------------------------
Preferred share (Series B) rate(5)                           4.300%
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  57.7%
- AA/Aa..............  11.3%
- A/A................  16.3%
- BBB/Baa............   7.2%
- BB/Ba..............   6.2%
- Non-Rated..........   1.3%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  62.6%
- AA/Aa..............  10.1%
- A/A................   9.1%
- BBB/Baa............  10.0%
- BB/Ba..............   6.9%
- Non-Rated..........   1.3%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.06
12/99                                                                            0.06
1/00                                                                             0.06
2/00                                                                             0.06
3/00                                                                             0.06
4/00                                                                             0.06
5/00                                                                             0.06
6/00                                                                             0.06
7/00                                                                             0.06
8/00                                                                             0.06
9/00                                                                             0.06
10/00                                                                            0.06

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
Health Care                                                                15.60                              16.70
Higher Education                                                           11.20                              11.50
Single-Family Housing                                                      10.40                               6.20
Transportation                                                              9.80                              12.70
Retail Electric/Gas/Telephone                                               9.40                               9.80

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--November 1993 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
11/93                                                                     13.9500                            15.0000
                                                                          14.2100                            14.7500
                                                                          12.3900                            11.3750
                                                                          12.2500                            11.3750
                                                                          12.0000                            10.1250
12/94                                                                     11.4400                             9.8750
                                                                          12.4200                            11.1250
                                                                          12.3700                            10.7500
                                                                          12.6100                            10.5000
12/95                                                                     13.3000                            11.0000
                                                                          12.6100                            10.6250
                                                                          12.4600                            10.2500
                                                                          12.8000                            10.8750
12/96                                                                     13.0200                            10.7500
                                                                          12.7400                            10.6250
                                                                          13.0800                            11.1870
                                                                          13.5400                            12.0630
12/97                                                                     13.8500                            12.2500
                                                                          13.6600                            12.1875
                                                                          13.8900                            12.3750
                                                                          14.2700                            13.0000
12/98                                                                     14.0900                            13.3125
                                                                          13.9500                            12.7500
                                                                          13.2800                            12.2500
                                                                          12.6100                            11.0625
12/99                                                                     12.3200                            10.3125
                                                                          12.5400                            10.2500
                                                                          12.5800                            10.7500
                                                                          12.8500                            11.1250
10/00                                                                     12.9500                            10.7500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN SELECT
SECTOR MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2000. DENNIS S. PIETRZAK, SENIOR PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE JANUARY 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    Supply in the municipal bond market was sharply lower from the levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive dividend. Its monthly dividend of $0.06 per share translates to a distribution rate of 6.70 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.47 percent for an investor in the 36 percent federal income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of 7.56 percent based on market price. This reflects an increase in market price from $10.6875 per share on October 31, 1999, to $10.7500 per share on October 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 8.51 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of municipal securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted early in 2000 and have gradually implemented since then. It was our goal to lengthen the duration of the portfolio (a measure of its sensitivity to changes in interest rates) so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped capture additional par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

Q   HOW DID THIS STRATEGY AFFECT THE
    COMPOSITION OF THE PORTFOLIO?

A   A by-product of this market
activity--and the trust's positioning within the market--was an increase in the overall credit quality of the portfolio. The rally was strongest at the high end of the quality spectrum, so these securities saw solid price gains while the valuations of nonrated and lower-rated securities, such as those rated BBB or lower, remained fairly flat or decreased.

    Over the course of the reporting period, the portfolio composition came to reflect this trend, as roughly 85.3 percent of long-term investments were allocated to securities rated A or better (up from 81.8 percent at the start of the period) and its allocation to BBB, BB, or nonrated securities declined to
14.7 percent (down from 18.2 percent). In general, our bias toward high-quality securities was a boost to portfolio performance.

    The trust remained well diversified by industry sector and by issuer, with the portfolio retaining a similar overall composition throughout the reporting period. We did initiate some transactions based on relative value, such as moving assets from the multi-family housing sector into single-family housing issues after we concluded that these securities were attractively priced.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depending on its return prospects and price volatility.

We believe bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  98.4%
          ALASKA  1.5%
$1,500    Alaska Hsg Fin Corp Ser A Rfdg...............  5.000%   12/01/18   $ 1,390,365
                                                                             -----------

          ARIZONA  2.1%
 1,000    Maricopa Cnty, AZ Indl Dev Auth Edl Rev AZ
          Charter Schs Proj Ser A......................  6.750    07/01/29     1,005,890
 1,000    Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn
          Ctl Rev El Paso Elec Ser E Rfdg..............  6.150    12/01/14     1,000,750
                                                                             -----------
                                                                               2,006,640
                                                                             -----------
          CALIFORNIA  3.9%
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Con Cap Apprec Rfdg (c)...................... 0/5.800   01/15/20       568,730
 3,000    Los Angeles, CA Regl Arpts Impt Corp Lease
          Rev Los Angeles Intl Arpt (FSA Insd) (b).....  6.700    01/01/22     3,143,850
                                                                             -----------
                                                                               3,712,580
                                                                             -----------
          COLORADO  0.6%
   541    Colorado Hsg Fin Auth Single Family Proj Sr
          Ser E........................................  8.125    12/01/24       567,269
                                                                             -----------

          FLORIDA  1.1%
 1,000    Escambia Cnty, FL Hlth Facs Auth Hlth Fac Rev
          FL Hlthcare (AMBAC Insd).....................  5.950    07/01/20     1,041,440
                                                                             -----------

          ILLINOIS  9.2%
 1,000    Chicago, IL Brd of Edl (FGIC Insd)...........  5.500    12/01/31       973,810
 1,000    Chicago, IL Tax Increment Alloc Sub Cent Loop
          Ser A (a)....................................  6.500    12/01/08     1,035,150
 1,000    Chicago, IL Wastewtr Transmission Rev Second
          Lien (MBIA Insd).............................  6.000    01/01/30     1,035,700
 4,000    Cook Cnty, IL Cap Impt Ser A (FGIC Insd).....  5.000    11/15/23     3,639,880
 1,000    Metropolitan Pier & Expo Auth IL Dedicated St
          Tax McCormick Pl Expn Proj (FGIC Insd).......  5.500    12/15/24       982,240
 2,500    Will Cnty, IL Cmnty Unit Sch Dist #365U Vly
          View Ser B (FSA Insd)........................   *       11/01/16     1,039,275
                                                                             -----------
                                                                               8,706,055
                                                                             -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          INDIANA  3.8%
$3,450    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosp
          of IN (MBIA Insd)............................  6.850%   07/01/22   $ 3,610,977
                                                                             -----------

          IOWA  1.7%
 1,515    Des Moines, IA Pub Pkg Sys Rev Ser A (FGIC
          Insd)........................................  5.750    06/01/14     1,582,418
                                                                             -----------

          KENTUCKY  5.6%
 1,280    Kenton Cnty, KY Arpt Brd Arpt Rev Cincinnati/
          Nrthn KY Intl Ser A Rfdg (MBIA Insd).........  6.100    03/01/07     1,363,174
 4,000    Louisville & Jefferson Cnty, KY Metro Swr
          Dist Drainage Rev Rfdg (MBIA Insd)...........  5.300    05/15/19     3,900,840
                                                                             -----------
                                                                               5,264,014
                                                                             -----------
          LOUISIANA  5.8%
 1,750    St. Charles Parish, LA Environmental Impt Rev
          LA Pwr & Lt Co Proj A (AMBAC Insd)...........  6.875    07/01/24     1,869,175
 3,500    St. Charles Parish, LA Pollutn Ctl Rev LA Pwr
          & Lt Co Proj A (FSA Insd)....................  7.500    06/01/21     3,618,020
                                                                             -----------
                                                                               5,487,195
                                                                             -----------
          MAINE  4.3%
 4,000    Maine Muni Bond Bk Ser A Rfdg................  5.375    11/01/08     4,109,160
                                                                             -----------

          MARYLAND  1.4%
 1,000    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Salisbury Ser A...............  6.000    06/01/19       974,290
   400    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Towson Ser A..................  5.750    06/01/29       368,264
                                                                             -----------
                                                                               1,342,554
                                                                             -----------
          MASSACHUSETTS  1.4%
 1,235    Massachusetts St Indl Fin Agy Rev............  6.750    12/01/20     1,281,251
                                                                             -----------

          MICHIGAN  1.8%
 1,580    Michigan Higher Edl Fac Auth Ltd Oblig Rev
          Hope College Rfdg (Connie Lee Insd)..........  7.000    10/01/13     1,710,224
                                                                             -----------

          MISSOURI  4.5%
 3,855    Missouri St Hlth & Edl Fac Auth Hlth Fac Rev
          SSM Hlthcare Ser AA Rfdg (MBIA Insd).........  6.400    06/01/10     4,291,270
                                                                             -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          NEVADA  1.5%
$1,310    Nevada Hsg Div Single Family Pgm Ser E (FHA
          Gtd).........................................  6.900%   10/01/14   $ 1,367,430
                                                                             -----------

          NEW JERSEY  4.9%
 1,340    New Jersey Econ Dev Auth Dist Heating &
          Cooling Rev Trigen Trenton Proj Ser A........  6.200    12/01/10     1,316,322
 1,250    New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc........................  6.250    09/15/29     1,148,725
 2,000    New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd) (ETM)........  6.000    07/01/14     2,177,500
                                                                             -----------
                                                                               4,642,547
                                                                             -----------
          NEW YORK  20.8%
 1,000    New York City, Adj Subser A-1................  5.750    08/01/12     1,025,540
 1,000    New York City, Indl Dev Agy Civic Fac Rev
          Touro College Proj Ser A.....................  6.350    06/01/29       961,650
 3,000    New York City, Ser F.........................  5.000    08/01/23     2,728,560
 4,000    New York St Dorm Auth Rev City Univ Ser F....  5.000    07/01/14     3,818,560
 1,745    New York St Dorm Auth Rev Mental Hlth Svcs
          Fac (FSA Insd)...............................  5.875    08/15/16     1,824,101
 2,500    New York St Dorm Auth Rev St Univ Edl Fac Ser
          B............................................  5.250    05/15/09     2,561,275
 3,100    New York St Med Care Fac Fin Agy Rev NY Hosp
          Ser A (Prefunded @ 02/15/05) (AMBAC Insd)....  6.800    08/15/24     3,433,684
 1,500    New York St Mtg Agy Rev Ser 73...............  5.300    10/01/28     1,390,200
 2,000    New York St Mtg Agy Rev Ser 82...............  5.650    04/01/30     1,965,820
                                                                             -----------
                                                                              19,709,390
                                                                             -----------
          OHIO  1.6%
 1,500    Akron, OH Ctfs Partn Akron Muni Baseball Stad
          Proj (c)..................................... 0/6.900   12/01/16     1,487,025
                                                                             -----------

          OKLAHOMA  4.1%
 1,755    Oklahoma Hsg Fin Agy Single Family Mtg Rev
          Homeownership Ln Pgm Ser A (GNMA
          Collateralized)..............................  7.050    09/01/26     1,863,389
 1,000    Sapula, OK Muni Auth Cap Impt Rfdg (FSA
          Insd)........................................  5.750    07/01/30     1,012,210
 1,000    Tulsa Cnty, OK Pub Facs Auth Cap Impt Rev....  6.250    11/01/22     1,011,990
                                                                             -----------
                                                                               3,887,589
                                                                             -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                          MARKET
(000)     DESCRIPTION                                    COUPON    MATURITY      VALUE
          OREGON  1.1%
$1,000    Portland, OR Swr Sys Rev Ser A (FGIC Insd)....  5.750%   08/01/18   $ 1,034,980
                                                                              -----------

          PENNSYLVANIA  1.0%
 1,000    Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          61A...........................................  5.500    04/01/29       951,740
                                                                              -----------

          SOUTH DAKOTA  1.3%
 1,250    South Dakota St Hlth & Edl Facs Auth Rev
          Children's Care Hosp Rfdg.....................  6.125    11/01/29     1,221,837
                                                                              -----------

          TEXAS  6.3%
 2,000    Houston, TX Arpt Sys Rev Spl Facs Continental
          Airls Ser B...................................  5.000    07/01/25     1,775,740
 3,000    Houston, TX Arpt Sys Rev Spl Facs Continental
          Airls Ser B...................................  6.125    07/15/27     2,658,060
 1,000    Sabine River Auth TX Pollutn Ctl Rev Ser A
          Rfdg..........................................  6.450    06/01/21       995,310
   525    Texas St Higher Edl Coordinating Brd College
          Student Ln Rev Sr Lien........................  7.700    10/01/25       539,102
                                                                              -----------
                                                                                5,968,212
                                                                              -----------
          WISCONSIN  1.4%
   135    Wisconsin Hsg & Econ Dev Auth Homeownership
          Rev Ser F.....................................  7.550    07/01/26       137,408
 1,205    Wisconsin St Hlth & Edl Facs Auth Rev.........  6.150    05/15/25     1,208,832
                                                                              -----------
                                                                                1,346,240
                                                                              -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                   COUPON    MATURITY      VALUE
          PUERTO RICO  5.7%
$4,800    Puerto Rico Comwlth Hwy & Trans Auth Hwy Rev
          Ser Y (FSA Insd).............................  6.250%   07/01/21   $ 5,397,312
                                                                             -----------

TOTAL LONG-TERM INVESTMENTS  98.4%
  (Cost $88,074,581)......................................................
                                                                              93,117,714

SHORT-TERM INVESTMENTS  1.1%
  (Cost $1,100,000).......................................................
                                                                               1,100,000
                                                                             -----------

TOTAL INVESTMENTS  99.5%
  (Cost $89,174,581)......................................................
                                                                              94,217,714
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%...............................
                                                                                 434,253
                                                                             -----------

NET ASSETS  100.0%........................................................
                                                                             $94,651,967
                                                                             ===========

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Currently is a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

AMBAC --AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
ETM -- Escrowed to Maturity
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $89,174,581)........................  $94,217,714
Cash........................................................       41,751
Receivables:
  Interest..................................................    1,721,583
  Investments Sold..........................................        5,169
                                                              -----------
    Total Assets............................................   95,986,217
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,037,348
  Investment Advisory and Administrative Fees...............       51,913
  Income Distributions--Preferred Shares....................       31,827
  Affiliates................................................        6,684
Trustees' Deferred Compensation and Retirement Plans........      111,083
Accrued Expenses............................................       95,395
                                                              -----------
    Total Liabilities.......................................    1,334,250
                                                              -----------
NET ASSETS..................................................  $94,651,967
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,360 issued with liquidation preference of
  $25,000 per share)........................................  $34,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,682,128 shares issued and
  outstanding)..............................................       46,821
Paid in Surplus.............................................   64,532,602
Net Unrealized Appreciation.................................    5,043,133
Accumulated Undistributed Net Investment Income.............      368,426
Accumulated Net Realized Loss...............................   (9,339,015)
                                                              -----------
    Net Assets Applicable to Common Shares..................   60,651,967
                                                              -----------
NET ASSETS..................................................  $94,651,967
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($60,651,967 divided by
  4,682,128 shares outstanding).............................  $     12.95
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $5,488,462
                                                              ----------
EXPENSES:
Investment Advisory and Administrative Fees.................     640,854
Preferred Share Maintenance.................................     112,640
Trustees' Fees and Related Expenses.........................      21,326
Legal.......................................................       9,606
Custody.....................................................       7,308
Other.......................................................      92,916
                                                              ----------
    Total Expenses..........................................     884,650
                                                              ----------
NET INVESTMENT INCOME.......................................  $4,603,812
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  472,176
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   3,162,103
  End of the Period.........................................   5,043,133
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,881,030
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $2,353,206
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $6,957,018
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                       YEAR ENDED          YEAR ENDED
                                                    OCTOBER 31, 2000    OCTOBER 31, 1999
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 4,603,812         $  4,595,662
Net Realized Gain/Loss.............................       472,176             (811,767)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................     1,881,030           (7,038,625)
                                                      -----------         ------------
Change in Net Assets from Operations...............     6,957,018           (3,254,730)
                                                      -----------         ------------
Distributions from Net Investment Income:
  Common Shares....................................    (3,370,860)          (3,371,071)
  Preferred Shares.................................    (1,392,133)          (1,141,398)
                                                      -----------         ------------
Total Distributions................................    (4,762,993)          (4,512,469)
                                                      -----------         ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............................     2,194,025           (7,767,199)
NET ASSETS:
Beginning of the Period............................    92,457,942          100,225,141
                                                      -----------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $368,426
  and $527,607, respectively)......................   $94,651,967         $ 92,457,942
                                                      ===========         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                        -------------------------------
                                                         2000        1999        1998
                                                        -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)........    $ 12.49    $  14.14    $  13.61
                                                        -------    --------    --------
  Net Investment Income.............................        .98         .98         .99
  Net Realized and Unrealized Gain/Loss.............        .50       (1.67)        .52
                                                        -------    --------    --------
Total from Investment Operations....................       1.48        (.69)       1.51
                                                        -------    --------    --------
  Less Distributions from Net Investment Income:
    Paid to Common Shareholders.....................        .72         .72         .72
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................        .30         .24         .26
                                                        -------    --------    --------
Total Distributions.................................       1.02         .96         .98
                                                        -------    --------    --------
NET ASSET VALUE, END OF THE PERIOD..................    $ 12.95    $  12.49    $  14.14
                                                        =======    ========    ========

Market Price Per Share at End of the Period.........    $10.750    $10.6875    $13.3125
Total Investment Return at Market Price (b).........      7.56%     -14.88%      19.91%
Total Return at Net Asset Value (c).................      9.80%      -6.93%       9.38%
Net Assets at End of the Period (In millions).......    $  94.7    $   92.5    $  100.2
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares**................................      1.50%       1.46%       1.47%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................      5.46%       5.42%       5.22%
Portfolio Turnover..................................        41%         59%         44%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets Including
   Preferred Shares.................................       .95%        .95%        .97%

(a) Net Asset Value at November 26, 1993, is adjusted for common and preferred share offering costs of $.317 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                   NOVEMBER 26, 1993
                                     (COMMENCEMENT
YEAR ENDED OCTOBER 31,               OF INVESTMENT
--------------------------------    OPERATIONS) TO
      1997      1996      1995     OCTOBER 31, 1994
----------------------------------------------------
     $ 12.92   $ 12.83   $ 11.51        $ 13.78
     -------   -------   -------        -------
         .98       .98       .99            .90
         .66       .07      1.39          (2.38)
     -------   -------   -------        -------
        1.64      1.05      2.38          (1.48)
     -------   -------   -------        -------
         .69       .70       .77            .62
         .26       .26       .29            .17
     -------   -------   -------        -------
         .95       .96      1.06            .79
     -------   -------   -------        -------
     $ 13.61   $ 12.92   $ 12.83        $ 11.51
     =======   =======   =======        =======

     $11.750   $10.625   $10.750        $ 9.625
      17.46%     5.35%    19.87%        -27.90%*
      11.01%     6.29%    18.75%        -14.18%*
     $  97.7   $  94.5   $  94.1        $  87.9
       1.53%     1.55%     1.68%          1.58%
       5.50%     5.62%     5.77%          6.06%
         39%       47%       84%           224%*
        .99%      .99%     1.05%          1.04%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Sector Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's primary investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on November 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $9,339,015 which will expire between October 31, 2002 and October 31, 2007.

    At October 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $89,174,581; the aggregate gross unrealized appreciation is $5,480,227 and the aggregate gross unrealized depreciation is $437,094, resulting in net unrealized appreciation on long- and short-term investments of $5,043,133.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory and Administrative Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust. This fee was reduced from .70% to .65% of the average daily net assets of the Trust effective September 1, 2000.

    For the year ended October 31, 2000, the Trust recognized expenses of approximately $1,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the Trust recognized expenses of approximately $16,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At October 31, 2000, Van Kampen owned 7,128 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $37,932,468 and $41,974,184, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days. The average rate in effect on October 31, 2000, was 4.065%. During the year ended October 31, 2000, the rates ranged from 3.250% to 5.800%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Select Sector Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Select Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 13, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Select Sector Municipal Trust as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

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

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

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

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

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

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN SELECT SECTOR
MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT
STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

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

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the ratification of Deloitte & Touche LLP as the independent auditors.

1) With regard to the election of the following trustees by the preferred shareholders of the Trust:

                                                                  # OF SHARES
                                                        --------------------------------
                                                        IN FAVOR                WITHHELD
----------------------------------------------------------------------------------------
Theodore A. Meyers....................................    815                     105

2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers, III................................   3,940,095             88,444
Hugo F. Sonnenschein..................................   3,940,120             88,419

The other trustees whose terms did not expire in 2000 are David C. Arch, Rod Dammeyer, Howard J Kerr, and Wayne W. Whalen.

2) With regard to the ratification of Deloitte & Touche LLP as independent auditors for the Trust, 3,952,190 common shares and 816 preferred shares voted in favor of the proposal, 19,732 shares voted against and 56,616 common shares and 104 preferred shares abstained.

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